Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Executive Officer of the Franklin Federal Tax-Free Income Fund (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                   The periodic report on Form N-CSR of the Registrant for the period ended 1/31/2011 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                   The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  6/27/2011

                                                S\LAURA F. FERGERSON

                                                Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Gaston Gardey, Chief Financial Officer of the Franklin Federal Tax-Free Income Fund (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                   The periodic report on Form N-CSR of the Registrant for the period ended 1/31/2011 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                   The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  6/27/2011

                                                S\GASTON GARDEY

                                                Gaston Gardey

Chief Financial Officer and Chief Accounting Officer